UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-01561)

Exact name of registrant as specified in charter:	Putnam Vista Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: October 31, 2009

Item 1. Schedule of Investments:

Putnam Vista Fund

The fund's portfolio
10/31/09 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value

Advertising and marketing services (0.6%)
Clear Channel Outdoor Holdings, Inc. Class A (NON)	813,200	$5,546,024
		5,546,024

Airlines (1.3%)
Delta Air Lines, Inc. (NON) (S)	1,084,000	7,739,760
UAL Corp. (NON) (S)	840,353	5,470,698
		13,210,458

Automotive (1.2%)
Ford Motor Co. (NON)	828,000	5,796,000
Hertz Global Holdings, Inc. (NON) (S)	603,200	5,615,792
		11,411,792

Biotechnology (0.5%)
Affymetrix, Inc. (NON)	887,000	4,639,010
		4,639,010

Broadcasting (2.3%)
CBS Corp. Class B	1,553,700	18,287,049
Central European Media Enterprises, Ltd. Class A
(Czech Republic) (NON) (S)	194,700	4,894,758
		23,181,807

Building materials (0.4%)
Masco Corp.	339,707	3,991,557
		3,991,557

Cable television (1.2%)
DISH Network Corp. Class A (NON)	665,700	11,583,180
		11,583,180

Chemicals (1.8%)
CF Industries Holdings, Inc.	120,300	10,014,975
Cytec Industries, Inc.	248,000	8,226,160
		18,241,135

Coal (1.5%)
Alpha Natural Resources, Inc. (NON) (S)	443,100	15,052,107
		15,052,107

Combined utilities (0.7%)
El Paso Corp.	653,200	6,407,892
		6,407,892

Commercial and consumer services (2.5%)
Alliance Data Systems Corp. (NON) (S)	97,400	5,355,052
Monster Worldwide, Inc. (NON)	541,600	7,864,032
Sotheby's Holdings, Inc. Class A (S)	700,600	11,111,516
		24,330,600

Communications equipment (2.2%)
CIENA Corp. (NON) (S)	433,400	5,083,782
F5 Networks, Inc. (NON)	141,700	6,360,913
Tellabs, Inc. (NON)	1,691,200	10,181,024
		21,625,719

Computers (1.2%)
DragonWave, Inc. (Canada) (NON)	191,499	1,526,247
Emulex Corp. (NON)	1,013,700	10,238,370
		11,764,617

Conglomerates (2.7%)
Harsco Corp.	300,000	9,447,000
SPX Corp.	133,500	7,046,130
Textron, Inc. (S)	555,300	9,873,234
		26,366,364

Construction (1.2%)
Chicago Bridge & Iron Co., NV (Netherlands)	620,800	11,677,248
		11,677,248

Consumer (1.1%)

Harman International Industries, Inc.	178,602	6,717,221
Tiffany & Co. (S)	112,400	4,416,196
		11,133,417

Consumer finance (0.8%)
SLM Corp. (NON) (S)	770,700	7,475,790
		7,475,790

Consumer goods (0.8%)
Energizer Holdings, Inc. (NON)	126,600	7,706,142
		7,706,142

Electronics (5.0%)
Altera Corp.	382,400	7,567,696
Garmin, Ltd. (S)	247,865	7,500,395
International Rectifier Corp. (NON)	337,802	6,175,021
Jabil Circuit, Inc.	764,600	10,230,348
NVIDIA Corp. (NON)	389,400	4,657,224
SanDisk Corp. (NON)	663,200	13,582,336
		49,713,020

Energy (oil field) (2.0%)
Helix Energy Solutions Group, Inc. (NON)	813,700	11,172,101
Hercules Offshore, Inc. (NON)	1,046,380	5,367,929
Weatherford International, Ltd. (Switzerland) (NON)	188,300	3,300,899
		19,840,929

Engineering and construction (2.3%)
KBR, Inc.	623,300	12,758,951
McDermott International, Inc. (NON)	449,100	9,983,493
		22,742,444

Environmental (1.9%)
Duoyuan Global Water, Inc. ADR (China) (NON) (S)	131,678	4,316,405
Foster Wheeler AG (NON)	518,900	14,524,011
		18,840,416

Financial (1.6%)
Assurant, Inc.	288,700	8,640,791
CapitalSource, Inc.	29,095	103,578
CME Group, Inc. (S)	23,300	7,050,813
		15,795,182

Forest products and packaging (1.4%)
Sino-Forest Corp. (Canada) (NON)	995,500	14,042,294
		14,042,294

Gaming and lottery (0.8%)
International Game Technology	444,309	7,926,473
		7,926,473

Health-care services (2.7%)
Charles River Laboratories International, Inc. (NON)
(S)	194,900	7,117,748
CIGNA Corp.	314,300	8,750,112
Covance, Inc. (NON) (S)	100,600	5,199,008
Lincare Holdings, Inc. (NON)	178,700	5,612,967
		26,679,835

Insurance (2.1%)
Genworth Financial, Inc. Class A (NON)	375,600	3,988,872
Hartford Financial Services Group, Inc. (The)	312,900	7,672,308
Loews Corp.	268,100	8,874,110
		20,535,290

Investment banking/Brokerage (2.5%)
Blackstone Group LP (The) (S)	785,990	10,547,986
GLG Partners, Inc. (S)	32,472	85,077
Invesco, Ltd.	292,000	6,175,800
Janus Capital Group, Inc.	642,600	8,430,912
		25,239,775

Lodging/Tourism (1.2%)
Las Vegas Sands Corp. (NON) (S)	325,700	4,914,813
Wyndham Worldwide Corp.	404,169	6,891,081
		11,805,894

Machinery (4.4%)
Gardner Denver, Inc. (NON) (S)	172,200	6,183,702
Joy Global, Inc. (S)	360,699	18,182,837
Lincoln Electric Holdings, Inc.	134,200	6,366,448
Terex Corp. (NON)	214,700	4,341,234
Timken Co.	408,100	8,990,443

		44,064,664

Manufacturing (1.5%)
Flowserve Corp. (S)	122,100	11,991,441
Trinity Industries, Inc. (S)	179,395	3,028,188
		15,019,629

Media (0.5%)
Virgin Media, Inc. (S)	336,400	4,699,508
		4,699,508

Medical technology (6.5%)
Align Technology, Inc. (NON)	286,600	4,505,352
Edwards Lifesciences Corp. (NON)	169,900	13,072,106
Hologic, Inc. (NON) (S)	337,400	4,986,772
Inverness Medical Innovations, Inc. (NON)	274,900	10,448,949
Kinetic Concepts, Inc. (NON) (S)	186,300	6,183,297
Mettler-Toledo International, Inc. (NON)	74,200	7,234,500
Zimmer Holdings, Inc. (NON)	234,500	12,327,665
Zoll Medical Corp. (NON)	281,986	5,476,168
		64,234,809

Metals (4.7%)
Agnico-Eagle Mines, Ltd. (Canada) (S)	341,524	18,281,780
Carpenter Technology Corp.	313,300	6,588,699
Cliffs Natural Resources, Inc. (S)	195,000	6,936,150
Steel Dynamics, Inc.	352,500	4,719,975
United States Steel Corp. (S)	306,200	10,560,838
		47,087,442

Oil and gas (6.0%)
Anadarko Petroleum Corp.	124,500	7,585,785
Cabot Oil & Gas Corp. Class A (S)	119,500	4,597,165
Continental Resources, Inc. (NON)	258,400	9,615,064
Mariner Energy, Inc. (NON)	283,100	3,606,694
Nabors Industries, Ltd. (NON)	455,500	9,488,065
Pioneer Natural Resources Co.	258,400	10,622,824
Rex Energy Corp. (NON)	788,071	6,375,494
SandRidge Energy, Inc. (NON)	721,700	7,382,991
		59,274,082

Pharmaceuticals (1.0%)
Forest Laboratories, Inc. (NON)	269,500	7,457,065
Medicis Pharmaceutical Corp. Class A	108,500	2,296,945
		9,754,010

Power producers (0.9%)
NRG Energy, Inc. (NON)	377,400	8,676,426
		8,676,426

Publishing (1.8%)
Gannett Co., Inc.	1,775,400	17,434,428
		17,434,428

Railroads (0.6%)
Kansas City Southern (NON) (S)	254,058	6,155,825
		6,155,825

Real estate (2.2%)
AMB Property Corp. (R)	246,700	5,422,466
Apartment Investment & Management Co. Class A (R)	485,990	6,001,977
HCP, Inc. (R) (S)	156,527	4,631,634
Jones Lang LaSalle, Inc.	130,629	6,119,969
		22,176,046

Retail (3.8%)
Macy's, Inc. (S)	366,078	6,431,990
Nordstrom, Inc.	158,300	5,030,774
OfficeMax, Inc. (NON)	310,973	3,554,421
Pacific Sunwear of California, Inc. (NON)	429,400	2,593,576
Saks, Inc. (NON) (S)	1,985,722	11,139,900
Talbots, Inc. (S)	362,234	3,285,462
Urban Outfitters, Inc. (NON)	85,400	2,679,852
Williams-Sonoma, Inc.	180,826	3,395,912
		38,111,887

Semiconductor (0.5%)
Maxim Integrated Products, Inc.	326,815	5,448,006
		5,448,006

Shipping (0.4%)
Teekay Shipping Corp. (Canada) (S)	184,000	3,818,000
		3,818,000

Software (6.1%)
Autodesk, Inc. (NON)	792,900	19,766,997
Cadence Design Systems, Inc. (NON)	1,276,631	7,800,215
McAfee, Inc. (NON)	173,000	7,245,240
Red Hat, Inc. (NON)	478,566	12,351,788
VMware, Inc. Class A (NON) (S)	347,200	13,342,896
		60,507,136

Technology (1.5%)
Unisys Corp. (NON) (S)	525,958	15,326,416
		15,326,416

Technology services (3.7%)
Baidu, Inc. ADR (China) (NON)	17,400	6,575,808
Check Point Software Technologies (Israel) (NON) (S)	450,600	14,000,142
Salesforce.com, Inc. (NON) (S)	218,000	12,371,500
Sohu.com, Inc. (China) (NON) (S)	75,600	4,203,360
		37,150,810

Telecommunications (2.7%)
ADTRAN, Inc. (S)	65,800	1,516,032
NII Holdings, Inc. (NON)	562,000	15,134,660
ZTE Corp. (China)	1,897,070	10,459,890
		27,110,582

Tobacco (0.7%)
Lorillard, Inc.	94,000	7,305,680
		7,305,680

Transportation services (0.5%)
C.H. Robinson Worldwide, Inc. (S)	89,440	4,929,038
		4,929,038

Trucks and parts (0.9%)
WABCO Holdings, Inc.	389,400	9,236,570
		9,236,570
Total common stocks (cost $886,742,041)		$976,027,405

INVESTMENT COMPANIES (0.6%)(a)
	Shares	Value

iShares MSCI Brazil Index Fund (S)	86,400	$5,946,912

Total investment companies (cost $3,847,245)		$5,946,912

WARRANTS (0.4%)(a)(NON)

	Expiration date	Strike Price	Warrants	Value

Aldar Properties 144A (United Arab Emirates)	1/12/10	--	2,702,200	$4,274,610

Total warrants (cost $3,302,088)				$4,274,610

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)

	Expiration date/	Contract
	strike price	amount	Value

SanDisk Corp. (Call)	Jan-10/$20.00	$525,252	$1,289,494

Total purchased options outstanding (cost $861,413)			$1,289,494

UNITS (--%)(a)

	Units	Value

Optisolar Holdings, LLC Class B-1 zero % cv. pfd.
membership units (acquired 4/24/09, cost $230,460)
(Private) (F)(RES)(NON)	123,903	$230,460

Total units (cost $230,460)		$230,460

CONVERTIBLE PREFERRED STOCKS (--%)(a)
	Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost
$10,451,238) (Private) (F)(RES)(NON)	125,000	$1,250

Total convertible preferred stocks (cost $10,451,238)		$1,250

SHORT-TERM INVESTMENTS (20.2%)(a)

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with a yield of 0.35% and a due date
of November 2, 2009 (d)	$198,627,546	$198,623,684
Putnam Money Market Liquidity Fund (e)	1,727,452	1,727,452

Total short-term investments (cost $200,351,136)		$200,351,136

TOTAL INVESTMENTS

Total investments (cost $1,105,785,621)(b)		$1,188,121,267

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $629,006) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Andarko Petrole (Call)	$124,500	Nov-09/$75.00	$17,243
Flowserve Corp. (Call)	122,100	Dec-09/120.00	92,405
Kansas Citi Southern (Call)	254,058	Nov-09/30.00	7,850
Monster Worldwide, Inc. (Call)	541,600	Nov-09/20.00	10,074
SanDisk Corp. (Call)	525,252	Jan-10/25.00	396,566

Total			$524,138

Key to holding's abbreviations

ADR American Depository Receipts

NOTES

(a) Percentages indicated are based on net assets of $992,209,914.

(b) The aggregate identified cost on a tax basis is $1,107,250,732, resulting in gross unrealized appreciation and depreciation of $143,895,142 and $63,024,607, respectively, or net unrealized appreciation of $80,870,535.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2009 was $231,710, or less than 0.1% of net assets.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At October 31, 2009, the value of securities loaned amounted to $184,662,814. The fund received cash collateral of $198,623,684 which is pooled with collateral of other Putnam funds into 1 issue of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $10,446 for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $132,222,360 and $130,494,908, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 450 Fair Value Measurements and Disclosures ("ASC 450") disclosures based on the securities valuation inputs. On October 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at October 31, 2009.

At October 31, 2009, liquid assets totaling $10,505,040 have been segregated to cover open options.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Futures and options contracts: The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. The fund had an average contract amount of appoximately $1,300,000 on Purchased options contracts for the period ended October 31, 2009. The fund had an average contract amount of appoximately $2,100,000 on Written options contracts for the period ended October 31, 2009. For the period ended October 31, 2009 the fund did not have any activity on Futures contracts.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At October 31, 2009, the fund had a net liability position of $127,572 on derivative contracts subject to the Master Agreements.

In September 2006, Accounting Standards Codification ASC 450 Fair Value Measurements and Disclosures ("ASC 450") was issued. ASC 450 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 450 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 450 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Basic materials	$ 91,048,119 $	-- $	--

	Capital goods	109,903,723	--	--

	Communication services	28,233,872	10,459,890	--

	Conglomerates	26,366,364	--	--

	Consumer cyclicals	159,573,387	--	--

	Consumer staples	15,011,822	--	--

	Energy	94,167,118	--	--

	Financial	91,222,083	--	--

	Health care	105,307,664	--	--

	Technology	201,535,724	--	--

	Transportation	28,113,321	--	--

	Utilities and power	15,084,318	--	--

Total common stocks		965,567,515	10,459,890	--

Convertible preferred stocks		--	--	1,250

Investment companies		5,946,912	--	--

Purchased options outstanding		--	1,289,494	--

Units		--	--	230,460

Warrants		--	4,274,610	--

Short-term investments		1,727,452	198,623,684	--

Totals by level		$973,241,879	$214,647,678	$231,710

		Level 1	Level 2	Level 3

Other financial instruments:		$--	$(524,138)	$--

Other financial instruments include written options.

The following is a reconciliation of Level 3 assets as of October 31, 2009:

Investments in securities:				Change in net		Net
	Balance as of	Return		unrealized	Net	transfers in	Balance as of
	July	of	Realized	appreciation/	purchases/	and/or out	October
	31, 2009	capital	gain/(loss)	(depreciation)	sales	of Level 3	31, 2009

Convertible preferred stocks	$1,250	$--	$--	$--	$--	$--	$1,250

Units	$768,199	(537,739)	--	--	--	--	$230,460

Totals:	$769,449	$(537,739)	$--	$--	$--	$--	$231,710

Market Values of Derivative Instruments as of October 31, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Equity contracts	$ 1,289,494	$524,138

Total	$1,289,494	$524,138

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Vista Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: December 30, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: December 30, 2009